first financial bancorp

EXHIBIT 99.2

First Financial Bancorp

Fourth Quarter 2010 Earnings Release

Supplemental Information

FFBC NASDAQ GLOBAL SELECT

first financial bancorp

Forward-Looking Statement Disclosure

Certain statements contained in this presentation which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act (the "Act"). In addition, certain statements in future filings by First Financial with the SEC, in press releases, and in oral and written statements made by or with the approval of First Financial which are not statements of historical fact constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to, projections of revenues, income or loss, earnings or loss per share, the payment or non-payment of dividends, capital structure and other financial items, statements of plans and objectives of First Financial or its management or board of directors, and statements of future economic performances and statements of assumptions underlying such statements. Words such as "believes", "anticipates", "likely", "expected", "intends", and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Management's analysis contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to:

- management's ability to effectively execute its business plan;
- the risk that the strength of the United States economy in general and the strength of the local economies in which we conduct operations may continue to deteriorate resulting in, among other things, a further deterioration in credit quality or a reduced demand for credit, including the resultant effect on our loan portfolio, allowance for loan and lease losses and overall financial performance;
- the ability of financial institutions to access sources of liquidity at a reasonable cost;
- the impact of recent upheaval in the financial markets and the effectiveness of domestic and international governmental actions taken in response, such as the U.S. Treasury's TARP and the FDIC's Temporary Liquidity Guarantee Program, and the effect of such governmental actions on us, our competitors and counterparties, financial markets generally and availability of credit specifically, and the U.S. and international economies, including potentially higher FDIC premiums arising from increased payments from FDIC insurance funds as a result of depository institution failures;
- the effect of and changes in policies and laws or regulatory agencies (notably the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act);
- inflation and possible changes in interest rates;
- our ability to keep up with technological changes;
- mergers and acquisitions, including costs or difficulties related to the integration of acquired companies and the wind-down of non-strategic operations that may be greater than expected;
- the risk that exploring merger and acquisition opportunities may detract from management's time and ability to successfully manage our company;
- expected cost savings in connection with the consolidation of recent acquisitions may not be fully realized or realized within the expected time frames, and deposit attrition, customer loss and revenue loss following completed acquisitions may be greater than expected;
- our ability to increase market share and control expenses;
- the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board and the SEC;
- adverse changes in the securities and debt markets;
- our success in recruiting and retaining the necessary personnel to support business growth and expansion and maintain sufficient expertise to support increasingly complex products and services;
- monetary and fiscal policies of the Board of Governors of the Federal Reserve System (Federal Reserve) and the U.S. government and other governmental initiatives affecting the financial services industry;
- our ability to manage loan delinquency and charge-off rates and changes in estimation of the adequacy of the allowance for loan losses; and
- the costs and effects of litigation and of unexpected or adverse outcomes in such litigation.

In addition, please refer to our Annual Report on Form 10-K for the year ended December 31, 2009, as well as our other filings with the SEC, for a more detailed discussion of these risks and uncertainties and other factors. Such forward-looking statements are meaningful only on the date when such statements are made, and First Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such a statement is made to reflect the occurrence of unanticipated events.

Fourth Quarter 2010 Loan Valuation

first financial bancorp

- The majority of the loans acquired as part of the FDIC-assisted transactions are accounted for under ASC Topic 310-30 which requires the Company to periodically update its forecast of expected cash flows from these loans.
- As a result of valuation procedures performed during the fourth quarter 2010, the Company experienced an improvement in cash flow expectations related to certain loan pools and impairment related to other loan pools.
- There were also loan pools that were impaired in prior periods but improved during the fourth quarter revaluation. This improvement was recorded during the quarter as a recapture of prior period impairment which partially offset current period impairment. Loan pools that recaptured prior impairment and experienced additional improvement beyond the initial impairment are included in the "loans with improvement" listed below.

		Fourth Quarter 2010 Valuation Results				Yield	
Dollars in thousands	Balance as of December 31, 2010	Current Period Impairment	Prior Period Impairment Recapture	Net Current Period Impairment	Improvement	Old	New
Loans with improvement	$691,126	-	($4,392)	($4,392)	$17,346	9.26%	9.94%
Loans with impairment	661,930	$14,592	(5,262)	9,330	-	10.91%	10.91%
Total	$1,353,056	$14,592	($9,654)	$4,938	$17,346	10.07%	10.41%
FDIC indemnification asset	$222,648	NA	NA	NA	NA	2.61%	(0.76%)
				Weighted average yield		9.01%	8.84%

FIRST

first financial bancorp

Pre-Tax, Pre-Provision Income

	For the three months ended				
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
Pre-tax, pre-provision income [1]	$ 34,844	$ 33,631	$ 37,216	$ 31,126	$ 35,724
Accelerated discount on covered loans related to:					
Loan sales	-	362	-	1,927	2,919
Prepayments	6,113	9,086	7,408	4,171	5,296
Total accelerated discount	6,113	9,448	7,408	6,098	8,215
Less: gain on sales of non-mortgage loans [2]	-	2,034	-	-	-
Plus: FHLB prepayment penalty	-	8,029	-	-	-
Pre-tax, pre-provision income, net of accelerated discount, gain on sales of non-mortgage loans and FHLB prepayment penalty	$ 28,731	$ 30,178	$ 29,808	$ 25,028	$ 27,509

[1] Represents income before taxes plus provision for uncovered and covered loans less FDIC loss sharing income

[2] Represents gain on sale of loans originated by franchise finance business

first financial bancorp

Low Risk Balance Sheet

Stress Case

- Illustrates the strength of our balance sheet assuming a full charge-off of all acquired loans under FDIC loss share agreements and a full charge-off of all uncovered non-performing loans.
- Nonperforming Assets = $89 million
- Covered Loans = $1.5 billion

Risk Based Capital Ratio



2.35%
1.11%
19.72%
16.26%
Peers = 13.39%
Chargeoff
Actual12/31/2010
All Covered Loans
Non-Performing Uncovered
Stress Case 12/31/2010

Tangible Common Equity to Tangible Assets



1.31%
0.79%
10.33%
8.23%
Peers = 7.06%
Chargeoff
Actual12/31/2010
All Covered Loans
Non-Performing Uncovered
Stress Case 12/31/2010

Total Assets by Risk Weighting %

As of December 31, 2010

(Dollars in millions)



Peer % of 100% RWAs = 59.3%
$276 4%
$2,928 48%
$2,652 42%
$394 6%
100%
50%
20%
0%

- Return on Risk Weighted Assets = 1.54% (Peer Median[(1)] = 1.03%)
- Risk Weighted Assets / Total Assets = 58.99% (Peer Median[(1)] = 73.13%)

(1) Represents Peer Group II, comprised of approximately 30 bank holding companies conducting business in similar geographic markets as listed in the Company's Annual Report, based on financial data as of September 30, 2010

Revenue by Source

- **Strategic** – Elements of the business that either existed prior to the acquisitions or were acquired with the intent to retain and grow. On a reported basis, approximately 73% of total revenue is derived from strategic businesses. Not including the FDIC loss sharing income, strategic operations represents 82% of total revenue.
- **Acquired-Non-Strategic –** Elements of the business that the Company intends to exit but will continue to support to obtain maximum economic value. No growth or replacement is expected. Revenue will decrease over time as loans and deposits will not be renewed when they mature.
- **FDIC Loss Sharing Income –** In accordance with guidance provided by the SEC, amounts recoverable from the FDIC related to credit losses on covered loans under loss sharing agreements are required to be recorded as noninterest income
- **Accelerated Discount on Loan Prepayments and Dispositions** – The acceleration of the unrealized valuation discount. Noninterest income results from the prepayment or sale of covered loans. This item will be ongoing but diminishing as covered loan balances decline over time.

Total Revenue: $102.4 million

For the Three Months Ended December 31, 2010

(Dollars in millions)


$6.1
6%
$11.3
11%
$10.5
10%
$74.5
73%
Strategic
Acquired-Non-Strategic
FDIC Loss Sharing Income
Accelerated Discount on Paid in Full Loans

Noninterest Income and Expense

fIRST
first financial bancorp

Components of Noninterest Income

For the Three Months Ended December 31, 2010
(Dollars in millions)



$6.1
18%
$1.1
3%
$16.0
46%
$11.3
33%
Strategic
FDIC Loss Sharing Income
Other Non-strategic
Accelerated Discount on Paid in Full Loans

Components of Noninterest Expense

For the Three Months Ended December 31, 2010
(Dollars in millions)



$1.2
2%
$3.4
6%
$4.1
7%
$47.6
85%
Strategic
Acquired-non-strategic
FDIC Support
Other Non-strategic

FIRST
first financial bancorp

Deposit and Loan Composition

Total Deposits = $5.1 billion
As of December 31, 2010
(Dollars in millions)


$393
8%
$4,753
92%

Gross Loans = $4.3 billion
As of December 31, 2010
(Dollars in millions)


$857
20%
$3,441
80%

Strategic Acquired-Non-Strategic

- Western market (acquired-non-strategic) branch exit is complete; acquired-non-strategic deposits consist primarily of Michigan and Louisville market deposits and brokered CDs.

fIRST

first financial bancorp

Tables from Fourth Quarter 2010 Earnings Release

Estimated Yields and Average Balances

Table I	For the Three Months Ended December 31, 2010	
	Average Balance	Yield
Legacy and originated loan portfolio [1]	$ 2,949,524	5.36%
Acquired loan portfolio accounted for under ASC Topic 310-30 [2]	1,406,311	10.29%
FDIC indemnification asset [2]	232,734	0.40%
Total	$ 4,588,569	6.59%

[1] Includes acquired revolving loans not accounted for under ASC Topic 310-30; yield estimated at time of origination

[2] Future yield adjustments subject to change based on required, periodic valuation procedures

FIRST

first financial bancorp

Table II

Noninterest Income

Table II

(Dollars in thousands)	For the Three Months Ended December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	For the Twelve Months Ended December 31, 2010
Total noninterest income	$ 34,534	$ 44,895	$ 40,467	$ 26,935	$ 146,831
Significant components of noninterest income					
Items likely to recur:					
Accelerated discount on loan prepayments and dispositions [1, 2]	6,113	9,448	7,408	6,098	29,067
FDIC loss sharing income	11,306	17,800	15,170	7,568	51,844
Other acquired-non-strategic income	527	44	475	80	1,126
Transition-related items	-	-	-	366	366
Items expected not to recur:					
Gain on sale of insurance business	-	1,356	-	-	1,356
FDIC settlement and other items not expected to recur	551	(132)	2,930	-	3,349
Total excluding items noted above	$ 16,037	$ 16,379	$ 14,484	$ 12,823	$ 59,723

[1] See Section II of the fourth quarter 2010 earnings release for additional information

[2] Net of the corresponding valuation adjustment on the FDIC indemnification asset

FIRST

first financial bancorp

Table III

Noninterest Expense

Table III

(Dollars in thousands)	For the Three Months Ended December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	For the Twelve Months Ended December 31, 2010
Total noninterest expense	$ 56,290	$ 61,310	$ 55,819	$ 60,261	$ 233,680
Significant components of noninterest expense					
Items likely to recur:					
Acquired-non-strategic operating expenses [1]	4,052	566	1,270	2,201	8,089
Transition-related items [1]	684	846	1,321	6,263	9,114
FDIC indemnification support	1,160	875	938	605	3,578
Items expected not to recur:					
Acquisition-related costs [1]	412	1,505	2,180	2,628	6,725
FHLB prepayment penalty	-	8,029	-	-	8,029
Other items not expected to recur	1,787	493	2,387	1,019	5,686
Total excluding items noted above	$ 48,195	$ 48,996	$ 47,723	$ 47,545	$ 192,459

[1] See Section II of the fourth quarter 2010 earnings release for additional information

fIRST

first financial bancorp

Table IV

Credit Quality – Excluding Covered Loans

Table IV

(Dollars in thousands)	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
	As of or for the Three Months Ended				
Total nonaccrual loans	$ 62,302	$ 66,157	$ 66,671	$ 66,869	$ 71,657
Restructured loans	8,336	13,365	12,752	7,584	6,125
Total nonperforming loans	70,638	79,522	79,423	74,453	77,782
Total nonperforming assets	88,545	97,827	96,241	92,540	81,927
Nonperforming assets as a % of:					
Period-end loans plus OREO	3.12%	3.51%	3.42%	3.27%	2.83%
Total assets	1.42%	1.59%	1.46%	1.41%	1.23%
Nonperforming loans as a % of total loans	2.51%	2.88%	2.84%	2.65%	2.69%
Provision for loan and lease losses - uncovered	$ 9,741	$ 6,287	$ 6,158	$ 11,378	$ 14,812
Allowance for uncovered loan & lease losses	$ 57,235	$ 57,249	$ 57,811	$ 56,642	$ 59,311
Allowance for loan & lease losses as a % of:					
Period-end loans	2.03%	2.07%	2.07%	2.01%	2.05%
Nonaccrual loans	91.9%	86.5%	86.7%	84.7%	82.8%
Nonperforming loans	81.0%	72.0%	72.8%	76.1%	76.3%
Total net charge-offs	$ 9,755	$ 6,849	$ 4,989	$ 14,047	$ 11,271
Annualized net-charge-offs as a % of average loans & leases	1.39%	0.97%	0.71%	2.00%	1.53%

Table V

Loan Portfolio – Excluding Covered Loans

Table V

(Dollars in thousands)	As of December 31, 2010 Balance	Percent of Total	September 30, 2010 Balance	Percent of Total	December 31, 2009 Balance	Percent of Total
Commercial	$ 800,253	28.4%	$ 763,449	27.6%	$ 800,261	27.6%
Real estate - construction	163,543	5.8%	178,914	6.5%	253,223	8.7%
Real estate - commercial	1,139,931	40.5%	1,095,543	39.6%	1,079,628	37.3%
Real estate - residential	269,173	9.6%	283,914	10.3%	321,047	11.1%
Installment	69,711	2.5%	73,138	2.6%	82,989	2.9%
Home equity	341,310	12.1%	341,288	12.3%	328,940	11.4%
Credit card	29,563	1.0%	28,825	1.0%	29,027	1.0%
Lease financing	2,609	0.1%	138	0.0%	14	0.0%
Total	$ 2,816,093	100.0%	$ 2,765,209	100.0%	$ 2,895,129	100.0%

fIRST

first financial bancorp

Table VI

Investment Portfolio

Table VI

(Dollars in thousands)	Book Value	Percent of Total	Book Yield	Cost Basis	Market Value	Gain/ (Loss)
	As of December 31, 2010					
U.S. Treasury notes	$ 13,959	1.4%	2.03	99.71	102.37	$ 372
Agencies	105,985	10.4%	2.76	100.00	100.91	957
CMOs (agency)	336,458	33.1%	1.51	100.35	100.76	1,355
CMOs (private)	44	0.0%	0.95	100.00	100.39	0
MBSs (agency)	452,366	44.6%	3.56	102.18	104.85	11,532
	908,812	89.5%	2.68	101.21	102.80	14,216
Municipal	17,479	1.7%	7.19	99.22	101.52	401
Other[1]	88,914	8.8%	3.08	102.37	103.07	608
	106,393	10.5%	3.75	101.85	102.81	1,009
Total investment portfolio	$ 1,015,205	100.0%	2.79	101.28	102.80	$ 15,225

Net Unrealized Gain/(Loss)	$ 15,225
Aggregate Gains	17,970
Aggregate Losses	(2,745)
Net Unrealized Gain/(Loss) % of Book Value	1.50%

[1] Other includes $78.7 million of regulatory stock

first

first financial bancorp

Table VII

Deposit Activity

Table VII

(Dollars in thousands)	Balance as of September 30, 2010	Deposit Activity - Fourth Quarter 2010: Strategic Portfolio	Acquired-Non-Strategic Portfolio	Balance as of December 31, 2010
Transaction and savings accounts	$ 3,120,611	212,149	18,646	$ 3,351,406
Time deposits	1,742,059	(57,961)	(21,757)	1,662,341
Brokered deposits	188,593	(3,636)	(52,455)	132,502
Total deposits	$ 5,051,263	$ 150,552	$ (55,566)	$ 5,146,249

Table VIII

Capital Ratios

Table VIII

	As of			
	December 31, 2010	September 30, 2010	December 31, 2009	"Well-Capitalized" Minimum
Leverage Ratio	10.89%	10.50%	9.24%	5.00%
Tier 1 Capital Ratio	18.46%	18.64%	16.11%	6.00%
Total Risk-Based Capital Ratio	19.72%	19.91%	17.37%	10.00%
Ending tangible shareholders' equity to ending tangible assets	10.33%	10.38%	8.95%	N/A
Ending tangible common shareholders' equity to ending tangible assets	10.33%	10.38%	7.75%	N/A

first

first financial bancorp

Table IX

Significant Acquisition Related Items

Table IX

(Dollars in thousands)	For the Three Months Ended December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	For the Twelve Months Ended December 31, 2010
Income effect:					
Accelerated discount on loan prepayments and dispositions [1,2]	$ 6,113	$ 9,448	$ 7,408	$ 6,098	$ 29,067
Acquired-non-strategic net interest income	9,937	10,596	10,207	10,654	41,584
FDIC loss sharing income	11,306	17,800	15,170	7,568	51,844
Service charges on deposit accounts related to acquired-non-strategic operations	196	168	130	230	724
Other income related to acquired-non-strategic operations	331	(124)	346	(150)	403
Income related to the accelerated discount on loan prepayments and dispositions and acquired-non-strategic operations	27,883	37,878	33,261	24,600	123,622
Expense effect:					
Provision for loan and lease losses - covered	13,997	20,725	18,962	9,460	63,144
Acquired-non-strategic operating expenses: [3]					
Salaries and employee benefits	820	13	29	122	984
Occupancy	161	91	542	1,415	2,209
Other	3,071	462	699	664	4,896
Total acquired-non-strategic operating expenses	4,052	566	1,270	2,201	8,089
FDIC indemnification support [3]	1,160	875	938	605	3,578
Loss share expense	616	-	-	-	616
Acquisition-related costs: [3]					
Integration-related costs	9	(102)	720	999	1,626
Professional services fees	396	1,174	1,436	1,457	4,463
Other	7	433	24	172	636
Total acquisition-related costs	412	1,505	2,180	2,628	6,725
Transition-related items: [3]					
Salaries and benefits	176	796	1,843	4,776	7,591
Occupancy	172	50	(522)	910	610
Other	336	-	-	577	913
Total transition-related items	684	846	1,321	6,263	9,114
Total expense effect	20,921	24,517	24,671	21,157	91,266
Total estimated effect on pre-tax earnings	$ 6,962	$ 13,361	$ 8,590	$ 3,443	$ 32,356

[1] Included in noninterest income

[2] Net of the corresponding valuation adjustment on the FDIC indemnification asset

[3] Included in noninterest expense

Covered Loan Portfolio

Table X

		Covered Loan Activity - Fourth Quarter 2010					
		Reduction in Balance Due to:					
(Dollars in thousands)	September 30, 2010	Loan Sales	Prepayments / Renewals	Contractual Activity [1]	Charge-Offs [2]	Loans With Coverage Removed	December 31, 2010
Commercial	$ 386,593	$ -	$ 25,446	$ 25,618	$ 796	$ 695	$ 334,039
Real estate - construction	59,803	-	255	16,150	655	-	42,743
Real estate - commercial	897,388	-	27,321	4,452	5,708	4,182	855,725
Real estate - residential	236,292	-	13,341	492	1,712	-	220,747
Installment	21,863	-	1,197	(886)	481	-	21,071
Other covered loans	7,645	-	-	477	-	-	7,168
Total covered loans	$ 1,609,584	$ -	$ 67,560	$ 46,303	$ 9,351	$ 4,877	$ 1,481,493

[1] Includes partial paydowns, accretion of the valuation discount and advances on revolving loans

[2] Indemnified at 80% from the FDIC

FIRST

first financial bancorp

Another step on the path to success

FFBC
NASDAQ
GLOBAL SELECT